LEASES - Schedule of Maturities the Partnership's of Lease liabilities, per ASC 842 (Detail) - ASC 842 - USD ($) $ in Thousands	Sep. 30, 2019	Jan. 01, 2019
Operating
2019	$ 867
2020	3,320
2021	2,830
2022	2,532
2023	2,279
Thereafter	8,495
Total	20,323
Less: Interest	5,997
Present value of lease liabilities	14,326	$ 15,300
Finance
2019	484
2020	1,761
2021	1,922
2022	1,978
2023	763
Thereafter	43
Total	6,951
Less: Interest	1,059
Present value of lease liabilities	$ 5,892